CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Post-Effective Amendment to the Registration Statement on Form N-1A of Vivaldi Merger Arbitrage Fund, a series of Investment Manager Series Trust II.

/s/ Tait, Weller & Baker LLP

Philadelphia, Pennsylvania
September 11, 2015

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Post-Effective Amendment to the Registration Statement on Form N-1A of Vivaldi Merger Arbitrage Fund, a series of Investment Manager Series Trust II.

/s/ Schultz & Chex, L.L.P.

Chicago Illinois